UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2007 (February 13, 2007)

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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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              Delaware                       0-26640                 36-3943363
          (State or other jurisdiction of incorporation)    (Commission File Number)  (IRS Employer Identification No.)

                            109 Northpark Boulevard, Covington, Louisiana      70433-5001
                               (Address of principal executive offices)                      (Zip Code)

                               Registrant’s telephone number, including area code  (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is being provided under Form 8-K Item 2.02 and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report on Form 8-K into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

On February 15, 2007, Pool Corporation, a Delaware corporation, issued a press release announcing its fourth quarter and fiscal 2006 earnings results.

A copy of the press release is included herein as Exhibit 99.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)(c)
Effective February 13, 2007, Mark W. Joslin, the Company’s Vice President, Chief Financial Officer and principal financial officer, will serve as the Company’s principal accounting officer. A description of Mr. Joslin’s biographical information, relationships and transactions with the Company and employment arrangements with the Company is contained in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2006 and is incorporated herein by reference. Donald L. Meyer, who previously served as the Company’s principal accounting officer, will continue to serve as the Company’s Corporate Controller and Assistant Treasurer.

Item 7.01  Regulation FD Disclosure.

On February 15, 2007, Pool Corporation issued the press release included herein as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by Pool Corporation on February 15, 2007, announcing its fourth quarter and fiscal 2006 earnings results and the declaration of its regular quarterly cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POOL CORPORATION

                                    By: /s/ Mark W. Joslin
                                    Mark W. Joslin
                            Vice President and Chief Financial Officer

Dated: February 15, 2007